Supplement dated October 14, 2016 to your Prospectus dated July 15, 2016, for the MVP VUL Accumulator policy issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in your Policy Prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Policy Owner.

This supplement must be preceded or accompanied by the applicable Policy Prospectus dated July 15, 2016, as supplemented.

The purpose of this supplement is to announce a fund change.

On or about November 30, 2016, the following changes will be made to the GE Investments Funds, Inc. fund family:

The Board of Directors of the GE Investments Funds, Inc. approved a proposed rebranding of the fund company name and each of the underlying portfolios for vote by affected Policy Owners. If approved, on or about November 30, 2016, the fund company name GE Investments Funds, Inc. will be changed to State Street Variable Insurance Series Funds, Inc. and the fund name GE Investments Total Return Fund (Class 3) will be changed to State Street Total Return V.I.S. Fund (Class 3).

All references in the Policy Prospectus to the prior names are replaced with the new names referenced above.

The Variable Investment Options subsection under the YOUR INVESTMENT OPTIONS section is amended to include the following:

SSGA Funds Management, Inc. is the investment adviser of the State Street Variable Insurance Series Funds, Inc.

The second paragraph of the Service Arrangements subsection under the ABOUT PACIFIC LIFE section is amended to include the following:

State Street Global Markets, LLC, pays us for each State Street Variable Insurance Series Funds, Inc. portfolio (Class 3) held by our separate accounts.

Form No. 15-45907-00